Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
OCTOBER 31, 1996



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.6340%



        Excess Protection Level
          3 Month Average  4.49%
          October, 1996  5.19%
          September, 1996  3.79%
          August, 1996  N/A


        Cash Yield                                  16.79%


        Investor Charge Offs                        3.73%


        Base Rate                                   7.87%


        Over 35 Day Delinquency                     4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $ 21,339,637,968.33


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 2,967,710,449.84